Supplement Dated July 30, 2010
To
Prospectus Dated May 1, 2002
For
First Foundation
Flexible Premium Variable Life Insurance Policies

Issued by
Kemper Investors Life Insurance Company
through its
KILICO Variable Separate Account 2

This Supplement amends and supplements certain information contained in the First Foundation Variable Life Prospectus.  Please read this Supplement carefully.  You should attach this Supplement to the Prospectus and retain it for future reference.

A.	Available Fund Portfolios

The Subaccounts of the Separate Account each invest in shares of a designated portfolio of Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, or Universal Institutional Funds, Inc. (collectively, the "Funds").  You have the choice of allocating premium or transferring Cash Value to the Subaccounts of the Separate Account which invest in the portfolios of these Funds.

Initial Class Shares of the following portfolios of the Fidelity® Variable Insurance Products Funds are currently available for investment by the Separate Account:

·	Fidelity® Variable Insurance Products ("VIP") Contrafund Portfolio;

·	Fidelity® VIP Overseas Portfolio;

·	Fidelity® VIP Index 500 Portfolio;

·	Fidelity® VIP Money Market Portfolio;

Class 1 Shares of the following portfolio of the Franklin Templeton Variable Insurance Products Trust are currently available for investment by the Separate Account:

·	Franklin Templeton Variable Insurance Products Trust Templeton Global Bond Securities Fund.

Institutional Shares of the following portfolio of Goldman Sachs Variable Insurance Trust are currently available for investment by the Separate Account:

·	Goldman Sachs Variable Insurance Trust Strategic International Equity Fund.

Class 1 shares of the following portfolio of Universal Institutional Funds, Inc. are currently available for investment by the Separate Account:

·	Universal Institutional Funds U.S. Real Estate Portfolio.

The portfolios may not achieve their stated objectives.  More detailed information, including a description of investment objectives, investment advisers and the risks involved in investing in the portfolios, is found in the Funds' current prospectuses and statements of additional information.  Carefully read the Funds' prospectuses and statements of additional information before you make a decision to invest in a Subaccount of the Separate Account.

We may receive compensation from the investment advisers of the Funds for services related to the Funds.  This compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.  Compensation may differ among Funds.  For more information concerning investment advisory fees and other charges against the portfolios, see the prospectuses and the statements of additional information for the Funds.

B.	KILICO, the General Account, and the Separate Account

Risks of Managing General Account Assets

In addition to your allocations to the Fixed Account, the assets in our General Account are used to support the payment of the Death Benefit under the Policies.  To the extent that KILICO is required to pay you amounts under the Death Benefit that are in addition to your Separate Account Value in the Separate Account, such amounts will come from our General Account assets.  You should be aware that the General Account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, liquidity, and credit risks.  The Company's financial statements include a further discussion of risks inherent within the General Account investments.

  Financial Condition of the Company

The benefits under the Policies are paid by KILICO from its General Account assets and from your Separate Account Value held in the Separate Account.  It is important that you understand that payment of benefits is not assured and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your Separate Account Value that is allocated to the Subaccounts of the Separate Account.  Your Separate Account Value in those Subaccounts constitutes a portion of the assets of the Separate Account.  These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account.  You may make allocations to the Fixed Account, which is supported by the assets in our General Account.  Any guarantees under the Policy that exceed your Separate Account Value, such as those associated with the Death Benefit, are paid from our General Account.  Therefore, any benefits that we may be obligated to pay under the Policy in excess of the Separate Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.  The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.  We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policy and contract owners.  We regularly monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments.  However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks associated with any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, as well as the loss in market value of these investments.  We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information.  We encourage our policy and contract owners to read and understand our financial statements.  We prepare our Company financial statements on a statutory basis and present them in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations—Division of Insurance.  We prepare our Separate Account financial statements in accordance with generally accepted accounting principles.

C.	Market Timing

The Policy is not designed for market timing or for use by investors who make frequent Policy transactions.  These activities can increase investment risks and have harmful effects which include:

·	dilution of the interests of long-term investors in a Subaccount; and

·	reduced investment performance due to adverse effects on Subaccount or Fund management by:

·	causing a higher level of cash to be maintained to satisfy Policy transactions than would otherwise be the case; and

·	creating increased costs in the form of increased brokerage and administrative expenses, which are borne by all, not just those engaging in the harmful transactions.

While KILICO monitors Policy transactions to try to detect market timing or other harmful trading activity, it may not be able to detect or halt all these activities.  In addition, because other insurance companies (and retirement plans) with different policies and procedures invest in the Funds, there is no way to guarantee that all harmful trading will be detected or that an Fund will not suffer harm from market timing activity or other harmful trading activity.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate.

The Funds may have adopted their own policies and procedures with respect to purchases and redemptions of their respective shares as described in the applicable prospectuses and these policies and procedures may differ among the various Funds.  KILICO will comply with the Funds' requirements designed to prevent harmful trading activity, which may impact the processing of Policy transactions.

As required by SEC regulation, KILICO has entered into written agreements that obligate it to provide the respective Fund, upon written request, with information about the trading activities in the Fund.  In addition, KILICO is obligated to execute instructions from the Fund that may require it to restrict or prohibit allocations to the Fund if it identifies the allocations as violating the frequent trading policies that the Fund has established.

If KILICO receives an allocation into a Subaccount that invests in a Fund that has directed it to restrict or prohibit allocations under a Policy into the Fund, then KILICO will request new allocation instructions.

D.	Sending Forms and Written Requests in Good Order

We cannot process your instructions to effect a transaction relating to the Policy until we have received your instructions in good order.  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) that we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

PLEASE RETAIN FOR FUTURE REFERENCE.